                    HYPOTHETICAL PERFORMANCE DATA DISCLAIMER

The following tables and other statistical analyses (the "Hypothetical Performance Data") that you have produced are privileged and intended solely for use by you (the party to whom Lehman Brothers Inc. provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Lehman Brothers Inc. in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Lehman Brothers Inc. or any other person. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Lehman Brothers Inc. and not by the issuer of the secur ities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Lehman Brothers Inc. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditio ns or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Lehman Brothers Inc. Trading Desk at
(212)526-8320 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Lehman Brothers Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discus sed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Inc. Trading Desk at (212)526-8320.

The computer model referenced herein supercedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superceded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

! HYBRID_TEMPLATE.CDI WHOLE_LOAN PORTFOLIO
!
! Modeled in the Intex CMO Modeling Language, (MP)
! which is copyright (c) 2001 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
  DEFINE PREPAY PPC RISE_PERS 1 START_CPR 18 END_CPR 30
!
!
COLLAT_GROUPS  "pool"
!
!
DEFINE CONSTANT #OrigCollBal = 2000000000.00
!
!
!
   FULL_DEALNAME:        Washington Mutual 2003-AR1
   TRUSTEE_DEAL:         DEutsche Bank
   SERVICER_MASTER:      Washington Mutual
   ISSUER:               Washington Mutual
   DEALER:               Lehman Brothers
   DEAL SIZE:            $2,000,000,000.00
   PRICING SPEED:        CPR  25%
!  ISSUE DATE:           20030101
   SETTLEMENT DATE:      20030128
!
   OPTIONAL REDEMPTION:  COLLAT 5%
!
 Record date delay: 24
!
DEFINE #V1 = 0
DEFINE #SFEE = 0.75
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST    1E9
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "pool"

!
DEFINE DYNAMIC #RollDate  = CURDATE GT 20071225
DEFINE DYNAMIC #RollDate1 = CURDATE GT 20071225
!
!
DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 1.75 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 2.9 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 3.73

DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 4.19 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("pool") ELSE 4.03 DEFINE DYNAMIC #PassThruA6 = IF #RollDate1 THEN COLL_NETRATE("pool") ELSE MIN (4.56, COLL_NETRATE) !

Tranche "A1"  SEN_AS_WAC
Block  $  240768000  FLOAT _
   Delay 0 Dated 20030128 Next 20030225
( #PassThruA1 )
0.00    9999.
!
Tranche "A2"  SEN_AS_WAC
Block  $  189246000.00 FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( #PassThruA2 )
0.00    9999.
!
Tranche "A3"  SEN_AS_WAC
Block  $ 156270000   FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( #PassThruA3 )
0.00    9999.
!
Tranche "A4"  SEN_AS_WAC
Block  $ 136759000   FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( #PassThruA4 )
0.00    9999.
!
Tranche "A5"  SEN_AS_WAC
Block  $ 220957000   FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( #PassThruA5 )
0.00    9999.
!
Tranche "A6"  SEN_AS_WAC
Block  $ 1000000000  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( #PassThruA6 )
0.00    9999.
!
Tranche "AR"  SEN_WAC
Block  $   100.00    FLOAT _
   Delay 24 Dated 20030101 Next 20030225
( COLL_NETRATE("pool"))
0.00    9999.
!
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("pool") - BBAL("A1","A2","A3","A4","A5", "A6","AR")

!
DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("pool")) / _
                          (#subbal1 )
!
Tranche "B1"  JUN_WAC
Block  $  21,000,000.00  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!
Tranche "B2"  JUN_WAC
Block  $   16,000,000.00  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!
Tranche "B3"  JUN_WAC
Block  $   8,000,000.00  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!
Tranche "B4"  JUN_WAC_NO
Block  $   3,000,000.00 FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!
Tranche "B5"  JUN_WAC_NO
Block  $   3,000,000.00  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!
Tranche "B6"  JUN_WAC_NO
Block  $   4,999,900.00  FLOAT _
   Delay 24 Dated 20030101 Next 20030225
(#SUBRATE)
0.00    9999.
!

DEFINE DYNAMIC #WAVG_COUP = ( ( #PassThruA1 / ( 360 / NDAYS_ACCRUE_INT("A1") ) * 12 ) * BBAL("A1") + ( #PassThruA2 * BBAL("A2")) + #PassThruA3 * BBAL("A3") + #PassThruA4 * BBAL("A4") + #PassThruA5 * BBAL("A5") ) _
/ (BBAL("A1","A2","A3","A4","A5") )

!
Tranche "X1"  SEN_WAC_IO_NO
Block  $  944,000,000.00     FLOAT  NOTIONAL WITH TRANCHE "A1" & "A2" & "A3"
& "A4" & "A5"  _
   Delay 24 Dated 20030101 Next 20030225
( 4.24 - #WAVG_COUP )
0.00   9999.00
!

Tranche "X2" SEN_WAC_IO_NO
Block $  944,000,000.00 FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" &
    "A5" _
   Delay 24 Dated 20030101 Next 20030225
( COLL_NETRATE("pool") - 4.24 )
0.00 9999.00
!
Tranche "X3" SEN_WAC_IO_NO
Block  $  1,000,000,000.00 FLOAT NOTIONAL WITH TRANCHE "A6" _
   Delay 24 Dated 20030101 Next 20030225
( COLL_NETRATE("pool") - #PassThruA6 )
0.00 9999.00

 RESERVE_FUND "RSV" ON TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" & "B1" &
    "B2" & "B3" _
        STARTING_BALANCE 5E9 _
        COVERS RULES RULES _
        EXCESS_TO EXTERNAL
!
!
 CLASS "SEN" = "A1" "A2" "A3" "A4" "A5" "A6" "AR" "X1" "X2" "X3"
 CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
             = "SEN"
!
 CLASS "B1" = "B1"
 CLASS "B2" = "B2"
 CLASS "B3" = "B3"
 CLASS "B4" = "B4"
 CLASS "B5" = "B5"
 CLASS "B6" = "B6"
!
 CLASS "SUB" WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
 CLASS "ROOT" PRORATA_INTSHORT_BASE ACCRUAL _
         SHORTFALL_PAYBACK ALLOCATION TRUE _
         DISTRIB_CLASS RULES _
         = "SENIOR" "SUB"
!
 CROSSOVER When BBAL("SUB") <= .01
!
 SPECIAL_HAZARD TERMINATION  When  HAZARD_LOSS_ACCUM > 6,197,559
 FRAUD TERMINATION           When   FRAUD_LOSS_ACCUM > 4,357,603
 BANKRUPTCY TERMINATION      When  BANKRUPT_LOSS_ACCUM > 100,000
!
 INTEREST_SHORTFALL          FULL_PREPAY    Compensate PCT .25 Pro_rata _
                             PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                             LOSS           NO_Compensate Subordinated Accum
!
!
!
!

OPTIONAL REDEMPTION: "MAND1"   _
        DATE 20071125 _
        TARGET TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" _
        PRICE_P (BBAL("A1","A2","A3","A4","A5")); _
        DISTR_P RULES "MANDPRN1"
!
!
!
!
OPTIONAL REDEMPTION: "WAVG"   _
        DATE 20071225 _
        TARGET TRANCHE "A6" & "B1" & "B2" & "B3" _
        PRICE_P (BBAL("A6","B1","B2","B3")); _
        DISTR_P RULES "WAVGPRN"
!
!
CMO Block Payment Rules
----------------------------------------
CALCULATE : #TEST = COLL_PREV_BAL - DBAL
----------------------------------------
calculate : #BegBala2 = bbal("a2")
calculate : #BegBala3 = bbal("a3")
calculate : #BegBala4 = bbal("a4")
calculate : #BegBala5 = bbal("a5")
----------------------------------------
!
 calculate: #TransCondFrom  = BBAL("SUB")>0.01 AND ((CURDATE LT 20060118 AND _
                              BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                              (CURDATE GE 20060225 AND BBAL("SUB")
                              LT 25% * ORIG_BBAL("SUB")))
!
 calculate: #SubPct     = 100 * BBAL("SUB")/COLL_PREV_BAL
 calculate: #OrigSubPct = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!
 calculate: #ShiftTest      =                _
       AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and         _
       DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
 calculate: #TwoTimesTest = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                            #SubPct >= 2 * #OrigSubPct              and _
                            DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( IF
                            ( CURDATE <= 20060125 ) THEN 20% ELSE 30% )
!
!
 calculate: #SenPctPro    =  100 * BBAL("SEN")/COLL_PREV_BAL("pool")
!
 calculate: #SenPct       = IF CURDATE GE 20100125 or (CURDATE GE 20060125 AND
                            CURDATE LT 20100225 AND #TwoTimesTest) _
                            THEN #SenPctPro             _
                            ELSE 100
!

 calculate: #SenPct       = IF CURDATE LT 20060225 AND #TwoTimesTest  _
                            THEN #SenPctPro + 0.5*(100-#SenPctPro)  _
                            ELSE #SenPct
!
 calculate: #OrigSenPct   = 100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
 calculate: #SenPrep =                            _
              IF (#SenPct GT #OrigSenPct)            _
              THEN 100.0                          _
              ELSE #SenPct + SHIFT%("pool") * (100.0-#SenPct),     _
     Reduce_SHIFT%_when  GROUP "pool" _
              #ShiftTest;
!
!
 calculate: #SenPrep      = IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
 calculate: #SenRecv      = MIN(#SenPct/100  * DELINQ_LIQUIDATE("pool") , _
                                 #SenPrep/100 * DELINQ_RECOVER("pool") )
!
!
 calculate: #SenSchPrinc  = MIN(BBAL("SEN"), #SenPctPro/100
                               * COLL_P_SCHED("pool"))
 calculate: #SenPPPrinc   = MIN(BBAL("SEN")-#SenSchPrinc, _
                                 #SenPrep/100  * COLL_P_PREPAY("pool"))
 calculate: #SenRecPrinc  = MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc,
                               #SenRecv)
 calculate: #SenPrinc     = #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
 calculate: #RemPrinc     = COLL_P("pool") - #SenPrinc
 calculate: #SenBal       = BBAL("SEN") - #SenPrinc
 calculate: #UnderCollat  = IF BBAL("SUB")>0.01 THEN MAX(0,
                                #SenBal - COLL_BAL("pool")) ELSE 0
 calculate: #TransPrinc   = IF (#SenBal<0.01 AND #TransCondFrom)
                                 THEN #RemPrinc ELSE 0
!
!
 calculate: #LeftAmt      = COLL_P - #SenPrinc
!
 calculate: #AddSenPDA    = MIN(#UnderCollat, #LeftAmt)
!
!
PRICING _
 calculate: #AddSenPDA11  = 0
!
CLOSING _
 calculate: #AddSenPDA11  = #TransPrinc * #SenBal / (#SenBal)
!
!
 calculate: #SenPDA       = MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA
                                 + #AddSenPDA11)
!
 calculate: #SubSchPrinc  = COLL_P_SCHED - (#SenSchPrinc)
 calculate: #SubPPPrinc   = COLL_P_PREPAY - (#SenPPPrinc)
 calculate: #SubRecPrinc  = DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
 calculate:  "SEN"_
NO_CHECK   PRINC_TOT   Amount        LIMIT V0    = #SenPDA
!
!
 calculate:  "B1" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B1"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B1"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B1")
!
 calculate:  "B2" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B2"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B2"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B2")
!
 calculate:  "B3" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B3"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B3"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B3")
!
 calculate:  "B4" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B4"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B4"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B4")
!
 calculate:  "B5" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B5"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B5"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B5")
!
 calculate:  "B6" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc * SHARE("B6"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc  * SUB_SHARE("B6"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc * SHARE("B6")
!
------------------------------------
   when : DATE ( GE CROSSOVER )
   pay : PRO_RATA ( "A1"; "A2"; "A3"; "A4"; "A5"; "A6" )
   goto : END_OF_RULES
------------------------------------
!
------------------------------------
   pay :  CLASS ENTIRETY SEQUENTIAL ( "SENIOR" )
   pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
   pay :  CLASS ENTIRETY SEQUENTIAL ( "SEN" )

------------------------------------
   pay :  CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
------------------------------------
!
------------------------------------
   from :  CLASS ( "SEN" )
   pay :  SEQUENTIAL ( "AR" )
------------------------------------
   from :  CLASS ( "SEN" )
   pay :  PRO_RATA ( HOLD #V1, "A1", "A2","A3","A4","A5";"A6" )
------------------------------------
!
------------------------------------
   from :  SUBACCOUNT ( #V1, CLASS  "SEN" )
   pay :  SEQUENTIAL ( "A1", "A2", "A3", "A4", "A5")
------------------------------------
!
------------------------------------

------------- SECTION: "MANDPRN1"
   from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( #begBALA2 * #PassThruA2 / 1200 * 24 / 30) )
   pay : AS_INTEREST ("A2")
------------------------------------
   from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( #begBALA3 * #PassThruA3 / 1200 * 24 / 30) )
   pay : AS_INTEREST ("A3")
------------------------------------
   from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( #begBALA4) * #PassThruA4 / 1200 * 24 / 30) )
   pay : AS_INTEREST ("A4")
------------------------------------
   from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( #BegBALA5 * #PassThruA5 / 1200 * 24 / 30) )
   pay : AS_INTEREST ("A5")
------------------------------------
   from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( 100% * BBAL("A1","A2","A3","A4","A5") ))
   pay : SEQUENTIAL ("A1","A2","A3","A4","A5")
   pay : INTEREST PRO_RATA ( "A3","A4","A5" )
------------------------------------
------------- SECTION: "WAVGPRN"
   from : CREDIT_ENHANCEMENT ( "RSV" )
   pay : SEQUENTIAL ("A6","B1","B2","B3")
------------------------------------

  Schedule "SHIFT%"
Declare
84    100%

 96   70%
108   60%
120   40%
132   20%
144    0%
!
Schedule "SHIFTR%"
Declare
 96   30%
108   35%
120   40%
132   45%
144   50%
!
!
INITIAL INDEX CMT_1YR 1.40
!
!Collateral
!
!        Factor    ---Delay---
!Type     Date       P/Y   BV    Use BV for 0% PSA
  WL    20030101      45   44          FALSE
!

!Pool # Type   Gross  Current  Original   ----Fee----      Maturity        Orig      ARM        Gross    #mos    #mos    P#mos
!             Coupon   Factor   Balance   P/Y     BV    P/Y      BV        Term     Index      Margin   ToRst   RstPer   ToRst
      M          0       WL       0       WAC   5.395    1    88931884   (#sfee);   (#sfee);     356     360      356     ARM
      M          0       WL       0       WAC   5.259    1    1.05E+08   (#sfee);   (#sfee);     359     360      359     ARM
      M          0       WL       0       WAC   5.278    1    1.27E+09   (#sfee);   (#sfee);     360     360      360     ARM
      M          0       WL       0       WAC   5.751    1    33686557   (#sfee);   (#sfee);     353     360      353     ARM
      M          0       WL       0       WAC   5.249    1    1.51E+08   (#sfee);   (#sfee);     359     360      359     ARM
      M          0       WL       0       WAC   5.409    1    3.55E+08   (#sfee);   (#sfee);     360     360      360     ARM

 P#mos     Life   Reset   Life       Max     Look
 RstPer    Cap     Cap    Floor     Negam    Back
CMT_1YR   2.755     57      12    SYNC_INT     10.4 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);   2.755   0   45  BALLOON SCHED_BOTH
CMT_1YR   2.749     60      12    SYNC_INT   10.273 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);   2.749   0   45  BALLOON SCHED_BOTH
CMT_1YR    2.75     61      12    SYNC_INT   10.282 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);    2.75   0   45  BALLOON SCHED_BOTH
CMT_1YR    2.75     54      12    SYNC_INT   10.827 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);    2.75   0   45 NO_CHECK
CMT_1YR   2.751     60      12    SYNC_INT   10.267 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);   2.751   0   45 NO_CHECK
CMT_1YR   2.753     61      12    SYNC_INT   10.412 (IF LOAN ("TEASER") THEN 5 ELSE 2.00);   2.753   0   45 NO_CHECK

360 AMORT   NONE   FOR   56 TEASER GROUP "pool"
360 AMORT   NONE   FOR   59 TEASER GROUP "pool"
360 AMORT   NONE   FOR   60 TEASER GROUP "pool"
                            TEASER GROUP "pool"
                            TEASER GROUP "pool"
                            TEASER GROUP "pool"